Subsidiaries of Radian Group Inc. as of 12/31/02
Exhibit 21

Radian Group Inc. (Delaware domiciled corporation)
   Amerin Guaranty Corporation (Illinois domiciled wholly owned subsidiary Radian Group Inc.)
   Amerin Re Corporation (Illinois domiciled wholly owned subsidiary Radian Group Inc.)
   Amerin Investor Services Corporation  (Illinois domiciled wholly owned subsidiary Radian Group Inc.)
   CMAC Investment Management Corporation (Delaware domiciled wholly owned
      Subsidiary of Radian Group Inc.)
   RadianExpress.com (Iowa domiciled wholly owned subsidiary of Radian Group Inc.)
      Radian Express Services LLC (Delaware domiciled wholly owned subsidiary of
         Radian Express.com)
   Radian Mortgage Reinsurance Company (Vermont domiciled wholly owned subsidiary of Radian Group Inc.)
   Enhance Financial Services Group Inc.  (New York domiciled wholly owned subsidiary of Radian Group Inc.)
      Radian Reinsurance Inc. (New York domiciled wholly owned subsidiary of
         Enhance Financial Services Group)
      Radian Asset Assurance Inc. (New York domiciled wholly owned subsidiary of
         Enhance Financial Services Group Inc.)
         Van-American Companies, Inc. (Delaware domiciled wholly owned subsidiary of Radian Asset Assurance Inc.)
            Van-American Insurance Company, Inc. (Kentucky domiciled wholly owned subsidiary Van-American Companies, Inc.)
      Commonwealth Mortgage Assurance Company of Texas (Texas domiciled wholly owned subsidiary of Enhance Financial Services Group Inc.)
      Singer Asset Finance Company, LLC (Delaware domiciled wholly owned subsidiary of Enhance
         Financial Services Group Inc.)
   Radian Guaranty Inc. (Pennsylvania domiciled wholly owned subsidiary)
      Commonwealth Mortgage Assurance Company of Arizona (Arizona domiciled wholly owned subsidiary Radian Guaranty Inc.)
      Radian Insurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Guaranty Inc.)
      Radian Services LLC (Delaware domiciled wholly owned subsidiary of Radian Guaranty Inc.)